Confidential PRESENTATION TO THE BOARD OF DIRECTORS Project Wellington May 23, 2006 Exhibit (c)(4)

2 Confidential TABLE OF CONTENTS Section I M&A Market Overview Section II Expected Project Timeline Section III Potential Buyers Section IV Updated Preliminary Valuation Appendix A Sale Considerations

Confidential SECTION I M&A Market Overview

Confidential
M&A MARKET OVERVIEW
M&A Market Activity
• M&A market activity continues to be strong after a
vigorous 2005
– 2005 transaction values were up almost 40% over
2004
– Approximately 8,400 transactions have been
announced in the last 12 months, representing
nearly $1 trillion in transaction value
• Favorable economic and market factors have driven
multiples higher, particularly for companies in the middle
market
– Improved business performance and a
strengthened economy
– Large pools of uninvested private equity capital
– Strategic buyers are active, cash rich and seeking
growth through acquisitions
– Aggressive lending markets combined with low
interest rates
$0
$400
$800
$1,200
$1,600
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Q1
'05
Q1
'06
0
3,000
6,000
9,000
12,000
15,000
Total Reported Deal Values Number of Deals
Historical M&A Activity
Historical EBITDA Multiples*
Source:  Securities Data Corporation
Source:  Thomson Financial * Transaction sizes under $250 million
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
11.0x
12.0x
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05

Confidential
Cash Flow Lending Multiples
M&A MARKET OVERVIEW
Private Equity LBO Activity
• Favorable lending markets have
allowed sponsors to be even more
competitive with strategic buyers
• Senior lending levels are at
historically high levels
Source:  Piper Jaffray & Venture Economics
Source:  Portfolio Management Data
• Faced with the challenge of finding
ways to put their large pools of
capital to work, financial sponsors
continue to be aggressive
• Despite a high level of LBO
activity in recent years, there
remains a tremendous amount of
uninvested equity capital that is
under pressure to be put to work
• LBO transaction values more than
doubled from 2002 to 2003 and
doubled again in 2004; Activity in
2005 rose by 38 percent
Source: Portfolio
Management
Data
Uninvested Equity Capital
LBO Activity
3.6x
3.5x
3.3x
2.9x
2.2x
2.4x
2.3x
3.2x
2.1x
1.7x
1.2x
1.2x
1.6x
1.4x
1.7x
4.0x
1.0x
1.0x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
'97 '98 '99 '00 '01 '02 '03 '04 '05
Bank Debt/EBITDA Non-Bank Debt/EBITDA
$28
$33
$57
$53
$41
$20
$22
$47
$94
$130
$0
$15
$30
$45
$60
$75
$90
$105
$120
$135
'96 '97 '98 '99 '00 '01 '02 '03 '04 '05
$37
$37
$64
$101
$100
$118
$123
$120
$110
$100
$150
$0
$20
$40
$60
$80
$100
$120
$140
$160
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05

Confidential
M&A MARKET OVERVIEW
Performances of S&P 500 Companies
Aggregate Cash & Equivalents Balances Aggregate LTM EBITDA
$ in millions $ in millions
Source:  Capital IQ; Data as of 5/18/2006
Note: Includes only companies that were listed on the S&P 500 Composite Index from March 31, 2000 to March 31, 2006; Cash & Equivalents includes companies’ Short-Term Investments
$400
$1,400
$2,400
$3,400
$4,400
$5,400
$6,400
$150
$350
$550
$750
$950
$1,150
$1,350

Confidential SECTION II Expected Project Timeline

Confidential
EXPECTED PROJECT TIMELINE
Historical Monthly Revenue 2006 Revenue
$ in millions
Seasonality
$0
$5
$10
$15
$20
$25
$30
$ in millions
Source:  Management
$0
$5
$10
$15
$20
$25
$100
$110
$120
$130
$140
$150
$160
Monthly Revenue LTM Revenue

Confidential
31 30 29 28
27 26 25 24 23 22 21
20 19 18 17 16 15 14
11
4
T
10
3
W
9
2
T
8
1
M
7
S
MAY 2006
13 12
6 5
S F
30 29 28 27 26 25
24 23 22 21 20 19 18
17 16 15 14 13 12 11
8
1
T
7
W
6
T
5
M
4
S
JUNE 2006
10 9
3 2
S F
EXPECTED PROJECT TIMELINE
31 30
29 28 27 26 25
24 23
22 21 20 19 18 17 16
15 14 13 12 11 10 9
6
T
5
W
4
T
3
M
2
S
JULY 2006
8 7
1
S F
31 30 29 28 27
26 25 24 23 22 21 20
19 18 17 16 15 14 13
10
3
T
9
2
W
8
1
T
7
M
6
S
AUGUST 2006
12 11
5 4
S F
Timing Objective
Weeks of May 22, 29
•
Board of Directors Meeting (May 23rd
)
• Develop marketing strategy and buyer list
•
Finalize confidentiality agreements
• Continue data room collection
Week of June 12
• Finalize memorandum
• Continue data room collection
• Complete first draft of management presentation by PJC
Weeks of June 19, 26
• Contact potential buyers
• Execute confidentiality agreements
•
Continue data room collection
• Print, bind, and distribute memorandums
Week of July 3 •
Contact potential buyers
• Continue data room collection
• Complete management presentation
Week of July 10
• Follow-up with buyer inquiries
• Finalize data room collection
Weeks of July 17, 24, 31
• Practice management presentation
•
Follow-up with buyer inquiries
• Receive non-binding indications of interest (August 1)

Confidential
EXPECTED PROJECT TIMELINE
30 29 28 27 26 25 24
23 22 21 20 19 18 17
16 15 14 13 12 11 10
7
T
6
W
5
T
4
M
3
S
SEPTEMBER 2006
9 8
2 1
S F
31 30 29 28 27
26 25 24 23 22 21 20
19 18 17 16 15 14 13
10
3
T
9
2
W
8
1
T
7
M
6
S
AUGUST 2006
12 11
5 4
S F
31 30 29
28 27 26 25 24 23 22
21 20 19 18 17 16 15
12
5
T
11
4
W
10
3
T
9
2
M
8
1
S
OCTOBER 2006
14 13
7 6
S F
Timing Objective
Week of August 7
• Begin management presentations and facility tours (August 10)
•
Provide access to data room
• Distribute firm offer instructions
Weeks of August 14, 21, 28
Week of September 4
•
Continue management presentations and facility tours
• Respond to follow - up questions
Weeks of September 11, 18, 25
Week of October 2
• Respond to final follow - up questions
•
Obtain firm offers (October 3)
•
Form Board of Directors, if needed
Week of October 9 •
Clarify final offer, if needed with potential buyers
•
Prepare analysis of final offers for the Board of Directors
• Review final offers with the Board of Directors
Week of October 16 •
Communicate selection to potential buyers
•
Work towards signing the definitive agreement

Confidential
Two-Step Tender /
Short-Form Merger
Scenario I
30 29 28 27 26
25 24 23 22 21 20 19
18 17 16 15 14 13 12
9
2
T
8
1
W
7
T
6
M
5
S
NOVEMBER 2006
11 10
4 3
S F
31 30 29
28 27 26 25 24 23 22
21 20 19 18 17 16 15
12
5
T
11
4
W
10
3
T
9
2
M
8
1
S
OCTOBER 2006
14 13
7 6
S F
EXPECTED PROJECT TIMELINE
31
30 29 28 27 26 25
24
23 22 21 20 19 18 17
16 15 14 13 12 11 10
7
T
6
W
5
T
4
M
3
S
DECEMBER 2006
9 8
2 1
S F
Timing Objective
Week of October 23 •
Fairness opinion
•
Sign the definitive agreement
• File HSR
• Issue press release
Week of October 30 •
Buyer commences tender offer
• Buyer files disclosure documents with SEC
Week of November 6
• Board determines whether to recommend acceptance or rejection of offer, or to express no opinion
• Board files Schedule 14D-9
• Monitor tender progress
Weeks of November 13, 30
• Wait/respond to SEC comments (if any)
• Monitor tender progress
Week of November 27 •
HSR 30 -day period expiration (if no comment)
•
Tender offer closes (if 90% level has been met)
•
Buyer pays for shares tendered
Week of December 4 •
Buyer conducts a short-form merger to “freeze out”-remaining-stockholders
•
Close transaction

Confidential
Long-Form Merger
Scenario II
31 30 29
28 27 26 25 24 23 22
21 20 19 18 17 16 15
12
5
T
11
4
W
10
3
T
9
2
M
8
1
S
OCTOBER 2006
14 13
7 6
S F
30 29 28 27 26
25 24 23 22 21 20 19
18 17 16 15 14 13 12
9
2
T
8
1
W
7
T
6
M
5
S
NOVEMBER 2006
11 10
4 3
S F
31
30 29 28 27 26 25
24
23 22 21 20 19 18 17
16 15 14 13 12 11 10
7
T
6
W
5
T
4
M
3
S
DECEMBER 2006
9 8
2 1
S F
31 30 29 28
27 26 25 24 23 22 21
20 19 18 17 16 15 14
11
4
T
10
3
W
9
2
T
8
1
M
7
S
JANUARY 2007
13 12
6 5
S F
EXPECTED PROJECT TIMELINE
Timing Objective
Week of October 23
• Start preparing fairness opinion
•
Sign the definitive agreement
• File HSR
• Issue press release
Week of October 30
• Present fairness opinion to the Board of Directors
•
Start preparing proxy statement
Week of November 6
• Finalize preliminary proxy statement
• File preliminary proxy materials with SEC
Weeks of November 13, 20
• Waiting/responding to SEC comments
Week of November 27
• HSR 30-day period expiration (if no comment)
•
Waiting/responding to SEC comments
Weeks of December 4, 11, 18
• Waiting/responding to SEC comments
•
Re-file preliminary proxy statement(s) with SEC
Week of December 25
• Clear SEC reviews
• Mail final proxy statement to shareholders
Weeks of January 1, 8, 15, 22
• Prepare for shareholder meeting
•
Communicate with shareholders/shareholder voting services
• Collect shareholder votes
Week of January 29 •
Hold special meeting of shareholders (assumes minimum solicitation period of 20 days)
• Close transaction

Confidential SECTION III Potential Buyers

Confidential
POTENTIAL BUYERS
Preliminary List of Tier I Strategic Buyers
Company Name Ticker Business Description
Total Revenues
(mm)
EBITDA
(mm)
Market Value
(mm)
Enterprise Value
(mm)
Net Debt
(mm)
Aristotle Corp. ARTL
Engages in the manufacture and distribution of educational, health, medical technology, and agricultural products.
Its educational products include supplemental educational supplies and equipment for school districts, individual schools, teachers, and curriculum specialists and offers its products through approx. 45 catalogs, the Internet, and distributors.
$                                193.2 $                                  31.5 $                                124.6 $                                213.5 $                                  89.0
Findel plc FDL
Provides home shopping and educational supplies sales through mail order catalogs.  The company’s Educational
Supplies division offers a range of products for the preschool to secondary education markets, including science products, sports equipment, musical instruments, and furniture.
499.5 66.0 461.4 712.7 251.3
Genuine Parts Co. GPC
Distributes office products, automotive and industrial replacement parts, and electrical/electronic materials in the
United States, Canada, and Mexico.  The Office Products Group provides school supplies, office furniture, computer supplies, office machines, janitorial supplies, and break-room supplies to schools, businesses, offices, and institutions.
9,994.4 787.4 7,487.3 7,894.7 407.4
Lakeshore Learning Materials N/A
Operates as a mail-order school-supply company.  Its product categories include active play, arts and crafts, block play, children's books, dramatic play, furniture, school games, health and nutrition, infants and toddlers, language, manipulatives, mathematics, music, puzzles, sand and water, science, social studies, take-home packs, and teacher resource products.
350.0 - - - -
Mega Bloks Inc. MB
Engages in the design, manufacture, and marketing of construction toys in North America and internationally.  The
Company sells its products to chain stores, discount stores, distributors, wholesalers, department stores, other traditional retailers, food and drug stores, and Internet-based e-tailers.
407.0 72.9 617.9 899.3 281.4
Michaels Stores Inc. MIK
Engages in the ownership and operation of a chain of specialty retail stores in the United States and Canada. The stores feature arts, crafts, framing, floral, decorative wall decor, and seasonal merchandise.
3,676.4 464.4 5,088.7 4,636.2 (452.5)
Office Depot Inc. ODP
Supplies various office products and services worldwide. It sells a line of merchandise, including brand name and private brand office supplies, business machines and computers, computer software, office furniture, and other business-related products and services.
14,391.8 951.5 12,555.7 12,590.8 35.1
Scholastic Corp. SCHL
Engages in publishing and distributing children’s books worldwide and creates educational and entertaining materials and products for use in school and at home.  The company distributes its products and services through various channels, including school-based book clubs, school-based book fairs, school-based and direct-to-home continuity programs, retail stores, schools, libraries, Internet, and television networks.
2,274.9 212.7 1,108.3 1,461.1 352.8
School Specialty Inc. SCHS
Provides educational products, programs, and services that improve student achievement and development in the
United States and Canada.  The company sells its products through its sales force, catalog, and Internet.
1,010.1 96.6 822.7 1,202.3 379.6
Staples Inc. SPLS
Distributes office products in North America and internationally. The company offers business machines, computers and related products, and office furniture.
16,078.9 1,617.2 19,421.9 18,385.9 (1,036.1)

Confidential
POTENTIAL BUYERS
Preliminary List of Tier II Strategic Buyers
Company Name Ticker Business Description
Total Revenues
(mm)
EBITDA
(mm)
Market Value
(mm)
Enterprise Value
(mm)
Net Debt
(mm)
ABC Learning Centres Ltd. ABS
A.B.C. Learning Centres Limited, a childcare company, provides childcare services and education in Australia. As of
November 16, 2005, it owned 697 centers in Australia and New Zealand. The company was co-founded by Edmund
S Groves and Le Neve A Groves an
$                     439.4 $               183.3 $             2,342.5 $          2,376.6 $             34.2
AC Moore Arts & Crafts Inc. ACMR
Operates as a specialty retailer of arts, crafts, and floral merchandise in the eastern region of the United States. The company’s merchandise comprises art supplies, scrapbooking and frames, yarn, cake, and candy making supplies, as well as glass crafts, wood crafts, kids crafts, felt, glitter, dollmaking, dollhouses, furniture, and instructional books.
549.5 25.7 345.7 324.5 (21.2)
American Greetings Corp. AM
Engages in the design, manufacture, and sale of greeting cards and other social expression products worldwide. It offers everyday and seasonal greeting cards, gift wrap, party goods, calendars, candles, and stationery, as well as educational products and custom display fixtures.  The Company sells these products through various channels of distribution with mass retailers as the primary channel.
1,885.7 206.7 1,437.1 1,490.0 53.0
Buhrmann NV BUHR
Engages in the sale, distribution, and service of office and computer products to businesses and institutions primarily in North America, Europe, Australia, and New Zealand.  The company offers various office products, including traditional office supplies and office furniture, break room supplies, janitorial, and sanitary products.
6,105.6 338.3 2,430.3 3,645.7 1,215.4
Collegiate Pacific Inc. BOO
Engages in the manufacture, marketing, and distribution of sporting goods and equipment and soft goods, as well as physical education, recreational, and leisure products to the institutional market in the United States.  The company offers its products and services to colleges, universities, high schools, and other levels of public and private schools and their athletic and recreational departments.
166.5 10.5 110.6 177.7 67.1
Current USA Inc. N/A
Markets greeting cards, stationery packs, holiday gift wraps, and accessories. Its product lines include greeting cards, catalog sales, gift items, gift wrap, online shopping, and rebates. Current USA offers its products through its catalog store, factory outlets, and online.
208.6 - - - -

Confidential
POTENTIAL BUYERS
Preliminary List of Tier II Strategic Buyers (cont’d)
Company Name Ticker Business Description
Total Revenues
(mm)
EBITDA
(mm)
Market Value
(mm)
Enterprise Value
(mm)
Net Debt
(mm)
Hobby Lobby Stores, Inc. N/A
Doing business as Hobby Lobby Creative Centers, operates a chain of art and craft stores in the
United States. It offers crafts, hobbies, picture framing, jewelry making, fashion fabrics, floral, cards and party, baskets, wearable art, home accents, and holiday supplies.
$                 1,085.7 - - - -
OfficeMax Inc. OMX
Engages in the distribution of business-to-business and retail office products primarily in the United States.  The
Company markets and sells through field salespeople, outbound telesales, catalogs, and via the Internet.
9,258.4 191.6 2,988.2 4,925.3 1,937.1
Pearson plc
PSON
Operates as a publishing company with its primary operations in the education, business information, and consumer publishing markets in the United States, the United Kingdom, and continental Europe.
The Company provides testing and software services for primary and secondary schools; and publishes textbooks and related course materials for colleges and universities, as well as texts, reference, and interactive products for industry professionals.
4,096.0 605.0 6,150.8 7,376.8 1,226.0
Renaissance Learning Inc. RLRN
Provides computerized assessment and progress monitoring tools for pre-K through senior high schools in North
America. Its educational software products covers a range of subject areas, including reading, early literacy, mathematics, writing, vocabulary, test preparation, standards assessment, and language acquisition.  The Company markets its educational products and services to teachers, school librarians, principals, schools, and school district personnel.
119.8 33.5 425.8 399.2 (26.6)
Riverdeep Interactive
Learning Limited
N/A
Operates as an education and consumer software company. It develops and delivers various pedagogical solutions for schools.
216.3 41.7 - - -
United Stationers Inc.
USTR
Distributes technology products, traditional office products, janitorial/sanitation products, and office furniture primarily in the United States. The Company sells its products through distribution networks, catalogs, and the
Internet in the United States, Canada, and Mexico.
4,537.3 185.4 1,568.5 1,561.8 (6.8)

Confidential
POTENTIAL BUYERS
Preliminary List of Financial Buyers
Company Name
Fund Size
(mm) Relevant Portfolio Companies
ABS Capital Partners $            400.0
American Capital Strategies, Ltd. N/A
American Securities Capital Partners, L.P. 1,000.0
Apax Partners L.P. 1,100.0 Freedom Scientific, Inc., Member Direct Television
Arcadia Partners 50.0
Arcapita Limited N/A
Arena Capital Partners 212.5
Bain Capital, Inc. 3,500.0 School Specialty (failed acquisition attempt)
Banc of America Equity Partners N/A Element K
Bear Stearns Merchant Banking 1,500.0 Virtual Ink Corporation
Berkshire Partners, LLC 1,700.0
Brentwood Associates 540.0
Brockway Moran & Partners, Inc. 410.0
Bruckmann, Rosser, Sherrill & Co. L.L.C. 770.0
Carlyle Group, The 7,850.0 Blackboard Inc., Educomp Datamatics Ltd., LearningMate Solutions Private Ltd., Varsity Group Inc.
Centre Partners Management LLC 750.0
Charlesbank Capital Partners LLC 900.0
Charterhouse Group, Inc. 320.0
Chicago Growth Partners 100.0
CIVC Partners, L.P. 650.0
Cortec Group, Inc. 332.0
Cravey, Green & Wahlen Incorporated 404.5
Dyson-Kissner-Moran Corp., The N/A
Falconhead Capital, LLC N/A
FdG Associates 310.0
Fenway Partners Inc. 910.0 The National School Supply Company
First Atlantic Capital, Ltd. 353.0
Freeman Spogli & Co. 1,000.0
Hall-Mark Electronics Corporation, Micro Warehouse Canada Ltd, MVP.com, PartsAmerica.com, Inc., Redcats USA, Inc., Ross-Simons, Inc.
Friedman Fleischer & Lowe, L.L.C. 750.0 Advanced Career Technologies, Inc.
Frontenac Company 560.0
Golden Gate Capital 1,800.0 Lexicon Marketing Corporation
Goldner Hawn Johnson & Morrison, Inc. 175.0
Great Hill Partners, LLC 550.0
Gryphon Capital Management, LLC N/A

Confidential
POTENTIAL BUYERS
Preliminary List of Financial Buyers (cont’d)
Company Name
Fund Size
(mm) Relevant Portfolio Companies
GTCR Golder Rauner, L.L.C. $         1,850.0
Haas Wheat & Partners 253.0
Harbour Group Ltd. 375.0
Harvest Partners, Inc. 558.0
ICV Capital Partners, L.L.C. 255.3
KRG Capital Partners, L.L.C. 715.0
Leeds Weld & Co. 200.0
Leonard Green & Partners, L.P. 1,850.0
Liberty Partners N/A Edison Schools Inc.
Linsalata Capital Partners 425.0
MidOcean Partners 435.0 Strayer Education Inc.
Morgenthaler 450.0 KnowledgeNet, Inc.
Nautic Partners, LLC 1,080.0 La Petite Academy Inc.
New Mountain Capital, LLC 1,550.0 Strayer Education Inc.
Norwest Equity Partners 800.0
Oak Hill Capital Management, Inc. 2,500.0 Blackboard Inc., ProQuest Co.
Oaktree Capital Management, LLC 1,200.0 Kindercare Learning Centers Inc.
Olympus Partners 757.5 Princeton Review Inc., Stratys Learning Solutions
Parthenon Capital 750.0 Barrett Kendall Publishing Ltd.
Quad-C Management, Inc. 850.0 Lexicon Marketing Corporation
Summit Partners 3,000.0 Alphasmart Inc.
TA Associates, Inc. 800.0
The Jordan Company, LP 1,500.0
Thoma Cressey Equity Partners 765.0
Trimaran Capital Partners 1,043.0 Educational Services of America, Inc.
Warburg Pincus LLC 8,000.0 Apex Learning, Inc., Aspen Education Group, Inc., KidsNet Co., Ltd., Scientific Learning Corp., SkillSoft plc, Zdsoft Net Co. Ltd.
Wellspring Capital Management, L.L.C. 1,000.0
Weston Presidio 1,000.0 Achievement Technologies, Inc., Hanna Andersson Corporation, Learning Curve International, RedEnvelope Inc., Tavolo, Inc.
Whitney & Co. 1,000.0 MaMaMedia Inc., NextEd, Ltd
William Blair & Company, L.L.C. 400.0
Willis Stein & Partners, L.L.C. 1,800.0
Wind Point Partners 700.0
Windjammer Capital Investors, L.L.C. 370.0

Confidential SECTION IV Updated Preliminary Valuation

Confidential
UPDATED PRELIMINARY VALUATION
Preliminary Valuation Analysis
$ per Share
Share Price as of
May 18, 2006:
$7.85
$5.46
$11.85
$9.81
$12.31
$11.30
$9.45
$13.71
$10.96
$12.10
$13.21
$10.36
$13.59
$12.33
$10.41
$9.48
$11.42
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
Note: Diluted shares outstanding calculated using treasury stock method of options accounting
(1) Assumes LTM 3/31/2006 EBITDA of $10.5 million after public company expenses
(2) Assumes LTM 3/31/2006 EBITDA of $12.1 million before public company expenses
(3) Assumes 2006P net income of $5.4 million after public company expenses
(4) A range of +/- 7.5% has been applied to the median multiples
(5) Assumes 5/18/2006 closing price of $7.85 per share
Trading Range Public Company Analysis
Transaction Analysis DCF Analysis
LBO Analysis
52-Week Hi - Low
EBITDA Trading Multiples of Public
Educational Products / Services
Companies (1,4):
EBITDA Trading Multiples of Public
Catalog / Internet Retail Companies
(1,4):
2006P P/E Trading Multiples of
Public Educational Products/
Services Companies (3,4):
EBITDA Multiples of Acquisition
Transactions in the Educational
Products / Services Sector (2,4):
Median M&A Transaction Premiums
for Public Company Deals 1 Day - 4
Weeks Prior to Announcement (5):
EBITDA Multiples Assuming Terminal
Growth Rates of 7.0x - 8.0x and a
Discount Rate of 17.0% (2):
EBITDA Multiples Assuming Required
IRRs of 22.5% - 27.5% and Total
Leverage of 4.50x (2):
10.5x - 12.3x 8.3x - 9.7x 18.4x - 21.4x 8.8x - 10.3x 25.0% - 32.0% 9.5x - 10.6x 8.7x - 9.5x
Multiple Multiple Multiple Multiple Share Price Multiple Multiple
9,641.5 9,605.0 9,621.6 9,635.9 9,643.4 9,629.1
Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s)

Confidential
UPDATED PRELIMINARY VALUATION
Financial Summary
Source:  Public Filings; Management
Fiscal Year Ended December 31
$ in Thousands, except per share data
HISTORICAL LTM PROJECTED
2001 2002 2003 2004 2005 3/31/2006 2006 2007 2008 2009 2010
Early Childhood Revenue 63,000 $          70,190 $          78,490 $          90,908 $          102,892 $          105,190 $          115,099 $        134,861 $        156,718 $        172,471 $        189,596 $
Elementary School Revenue 29,849 30,570 31,431 30,080 29,852 29,935 30,791 32,473 35,093 37,185 39,044
Revenue 92,849 100,760 109,921 120,988 132,744 135,126 145,890 167,333 191,811 209,656 228,640
Cost of Goods Sold 59,747 64,478 70,427 80,408 86,727 87,964 94,874 107,959 122,781 133,704 145,195
Gross Profit 33,102 36,282 39,494 40,580 46,017 47,162 51,017 59,374 69,030 75,951 83,444
Selling, General, & Administrative Costs 42,920 32,891 34,857 38,430 40,032 41,941 43,340 48,060 54,723 59,413 61,733
Adjustments (2,517) (879) - (1,000) (2,158) (3,317) (1,160) - - - -
Adjusted EBIT after Public Company Expenses (7,301) 4,270 4,637 3,150 8,143 8,538 8,836 11,314 14,307 16,538 21,712
Depreciation 1,981 1,266 1,418 1,538 1,699 1,779 1,895 1,777 1,698 1,653 1,634
Amortization 5,485 288 279 173 173 173 173 173 173 51 1
Adjusted EBITDA after Public Expenses 165 5,824 6,334 4,861 10,015 10,490 10,904 13,264 16,178 18,242 23,346
Add-Back: Public Company Expenses 680 572 613 730 1,342 1,567 1,876 2,138 2,434 2,642 2,746
Adjusted EBIT before Public Company Expenses (6,621) 4,842 5,250 3,880 9,485 10,105 10,712 13,452 16,741 19,180 24,457
Depreciation 1,981 1,266 1,418 1,538 1,699 1,779 1,895 1,777 1,698 1,653 1,634
Amortization 5,485 288 279 173 173 173 173 173 173 51 1
Adjusted EBITDA before Public Company Expenses 845 $               6,396 $            6,947 $            5,591 $            11,357 $            12,057 $            12,780 $          15,402 $          18,612 $          20,884 $          26,092 $
Capital Expenditures 2,303 $            1,203 $            1,183 $            1,864 $            1,659 $              1,761 $              1,800 $            2,021 $            2,267 $            2,423 $            2,583 $
Net Working Capital 16,450 14,763 18,371 21,734 20,287 26,217 22,240 25,399 28,991 31,625 34,410
(Increase) / Decrease in Working Capital - 1,687 (3,608) (3,363) 1,447 (5,930) (1,953) (3,159) (3,592) (2,634) (2,785)
Key Financial Ratios
Early Childhood Revenue Growth - 11.4% 11.8% 15.8% 13.2% - 11.9% 17.2% 16.2% 10.1% 9.9%
Elementary School Revenue Growth - 2.4% 2.8% -4.3% -0.8% - 3.1% 5.5% 8.1% 6.0% 5.0%
Total Revenue Growth - 8.5% 9.1% 10.1% 9.7% - 9.9% 14.7% 14.6% 9.3% 9.1%
Gross Profit Margin 35.7% 36.0% 35.9% 33.5% 34.7% 34.9% 35.0% 35.5% 36.0% 36.2% 36.5%
Public Company Expenses as a % of Normalized SG&A 1.6% 1.7% 1.8% 1.9% 3.4% 3.7% 4.4% 4.4% 4.4% 4.4% 4.4%
Adjusted EBIT after Public Company Expenses Margin -7.9% 4.2% 4.2% 2.6% 6.1% 6.3% 6.1% 6.8% 7.5% 7.9% 9.5%
Adjusted EBITDA after Public Expenses Margin 0.2% 5.8% 5.8% 4.0% 7.5% 7.8% 7.5% 7.9% 8.4% 8.7% 10.2%
Adjusted EBIT before Public Company Expenses Margin -7.1% 4.8% 4.8% 3.2% 7.1% 7.5% 7.3% 8.0% 8.7% 9.1% 10.7%
Adjusted EBITDA before Public Company Expenses Margin 0.9% 6.3% 6.3% 4.6% 8.6% 8.9% 8.8% 9.2% 9.7% 10.0% 11.4%
Capital Expenditures / Revenue 2.5% 1.2% 1.1% 1.5% 1.2% 1.3% 1.2% 1.2% 1.2% 1.2% 1.1%
Net Working Capital / Revenue 17.7% 14.7% 16.7% 18.0% 15.3% 19.4% 15.2% 15.2% 15.1% 15.1% 15.0%
(Increase) / Decrease in Working Capital / Revenue - 1.7% -3.3% -2.8% 1.1% - -1.3% -1.9% -1.9% -1.3% -1.2%
Note: FY 2001 excludes $29.6 m impairment charge and $1.8 m merger integration charge

Confidential
UPDATED PRELIMINARY VALUATION
Discounted Cash Flow Analysis
Fiscal Year Ended December 31
$ in Thousands, except per share data
Projected Cash Flows
2006P 2007P 2008P 2009P 2010P
Adjusted EBIT before Public Company Expenses 10,586 $               13,452 $               16,741 $               19,180 $               24,457 $
Less: Taxes @ 40.0% (4,234) (5,381) (6,696) (7,672) (9,783)
After-tax Operating Income 6,351 8,071 10,044 11,508 14,674
Plus: Depreciation & Amortization 1,535 1,950 1,871 1,704 1,635
Less: Capital Expenditures (1,297) (2,021) (2,267) (2,423) (2,583)
Less: (Inc) / Dec in Working Capital 3,977 (3,159) (3,592) (2,634) (2,785)
Free Cash Flows 10,566 4,841 6,057 8,155 10,941
Terminal Cash Flows @ 7.5x 2010P EBITDA - - - - 195,689
Total Free Cash Flows 10,566 $               4,841 $                 6,057 $                 8,155 $                 206,630 $
NPV Calculation @ 3/31/2006 Company Value - Sensitivity Analysis
NPV of Free Cash Flows 28,505 $               Discount Rate
NPV of Terminal Cash Flows 92,739 16.0% 17.0% 18.0%
Company Value 121,244 Terminal 7.0x $119,183 $115,061 $111,130
Plus: Cash / (Net Debt) 3,614 EBITDA 7.5x $125,624 $121,244 $117,067
Equity Value 124,858 $            Multiple 8.0x $132,064 $127,426 $123,005
Equity Value Per Share
12.95
Premium to Current Share Price 64.9%
Company Value / EBITDA - Sensitivity Analysis
Company Value / LTM 3/31/2006 EBITDA 10.1x Discount Rate
16.0% 17.0% 18.0%
Terminal 7.0x 9.9x 9.5x 9.2x
Assumptions
EBITDA 7.5x 10.4x 10.1x 9.7x
Multiple 8.0x 11.0x 10.6x 10.2x
LTM 3/31/2006 EBITDA 12,057 $
Current Share Price as of 5/18/2006 7.85
Terminal EBITDA Multiple 7.5x
Equity Value per Share - Sensitivity Analysis
Implied Terminal Growth Rate 10.8%
Discount Rate 17.0% Discount Rate
Tax Rate 40.0% 16.0% 17.0% 18.0%
Diluted Shares Outstanding (000s) (1)
9,643.380 Terminal 7.0x $12.73 $12.31 $11.90
Net Debt / (Cash) (3,614) EBITDA 7.5x $13.40 $12.95 $12.51
Multiple 8.0x $14.07 $13.59 $13.13
(1)
Diluted shares outstanding calculated using treasury stock method of options accounting

Confidential
UPDATED PRELIMINARY VALUATION
Leveraged Buyout Analysis
Fiscal Year Ended December 31
$ in Thousands, except per share data
Capital Structure Cash Flows
Amount Multiple % 2006P 2007P 2008P 2009P 2010P
Total Bank Debt (1) 39,184 $        3.25x 33.9% Adjusted EBIT before Public Company Expenses 10,586 $               13,452 $               16,741 $               19,180 $               24,457 $
Second Lien (11.5%) 6,028 0.50x 5.2% Interest (Expense) / Income (3,605) (4,370) (4,143) (3,774) (3,170)
Mezzanine Debt (14.0%) 9,042 0.75x 7.8% Pretax Income 6,981 9,082 12,598 15,407 21,288
Total Leverage 54,254 4.50x 46.9% Less: Taxes @ 40% (2,792) (3,633) (5,039) (6,163) (8,515)
Sponsor Equity 61,417 5.09x 53.1% Net Income 4,189 5,449 7,559 9,244 12,773
Total Consideration 115,672 9.59x 100.0% Plus: Depreciation & Amortization 1,535 1,950 1,871 1,704 1,635
Less: Transaction Costs 5.0% (5,784) Less: Capital Expenditures (1,297) (2,021) (2,267) (2,423) (2,583)
Transaction Value 109,888 9.1x Less: (Inc) / Dec in Working Capital 3,977 (3,159) (3,592) (2,634) (2,785)
Plus: Cash / (Net Debt) 3,614 Scheduled Debt Repayment (735) (1,273) (1,665) (2,057) (438)
Equity Value 113,502 $      Free Cash Flow 7,669 946 1,906 3,834 8,601
Advances / (Additional Principle Repaid) (7,669) (946) (1,906) (3,834) (8,601)
Equity Value per Share 11.79 Net Free Cash Flow - $                         - $                         - $                         - $                         - $
Premium to Current Share Price 50.2%
LTM 3/31/2006 EBITDA 12,057
Current Share Price as of 5/18/2006 7.85
Diluted Shares Outstanding (000s) (3) 9,629.117
Exit Value Credit Statistics
Exit Value EBITDA Multiple: 7.5x 195,689 $      2006P 2007P 2008P 2009P 2010P
Less: Net Debt (25,131) EBITDA 12,780 $               15,402 $               18,612 $               20,884 $               26,092 $
Equity Value 170,559 Total Debt Outstanding 45,851 43,632 40,061 34,170 25,131
Less: Mezzanine Debt Equity 0.0% - Total Debt / EBITDA 3.6x 2.8x 2.2x 1.6x 1.0x
Less: Management Equity 7.0% (11,939) EBITDA / Interest 3.5x 3.5x 4.5x 5.5x 8.2x
LBO Fund Equity 158,620 $      EBIT / Interest 2.9x 3.1x 4.0x 5.1x 7.7x
Fixed Coverage 3.2x 3.1x 3.6x 4.0x 7.9x
Return Analysis
2010 EBITDA Multiple
7.0x 7.5x 8.0x
LBO Fund Equity 22.7% 25.0% 27.2%
(1) Total Bank Debt allocated 50.0% to Term Loan A at LIBOR plus 2.75% and 50.0% to Term Loan B at LIBOR plus 3.25%
(2) Assumes LIBOR of 5.04% as of 5/18/2006
(3) Diluted shares outstanding calculated using treasury stock method of options accounting

Confidential
UPDATED PRELIMINARY VALUATION
Public Company Analysis
Source:  Public Filings
$ in Millions, except per share data
Educational Products / Services
LTM Multiples P/E
Price % of 52 Market Net Company LTM Financial Performance CY 2006P EBITDA Company Value / Price /
Ticker Company 5/18/06 Week High Capitalization Debt Value Revenue EBIT EBITDA EPS
(1)
Margin Revenue EBIT EBITDA 2006P EPS
BFAM Bright Horizons Family Solutions Inc. 36.90 $     79.0% 1,025.6 $            (22.1) $            1,003.5 $        643.6 $           63.8 $             79.1 $             1.48 $             12.3% 1.6x 15.7x 12.7x 24.9x
EEEE Educate Inc. 8.38          49.0% 359.6                   159.3              519.0              340.8              38.9                47.6                0.48                14.0% 1.5x 13.3x 10.9x 17.5x
SCHL Scholastic Corp. 26.28        66.1% 1,098.7               352.8              1,451.5           2,274.9           147.0              212.7              1.22                9.3% 0.6x 9.9x 6.8x 21.5x
SCHS School Specialty Inc. 35.79        73.1% 821.3                   379.6              1,200.9           1,010.0           74.4                101.0              1.96                10.0% 1.2x 16.1x 11.9x 18.3x
Max 14.0% 1.6x 16.1x 12.7x 24.9x
Mean 11.4% 1.2x 13.8x 10.6x 20.5x
Median 11.1% 1.4x 14.5x 11.4x 19.9x
Min 9.3% 0.6x 9.9x 6.8x 17.5x
Catalog / Internet Retail
LTM Multiples P/E
Price % of 52 Market Net Company LTM Financial Performance CY 2006P EBITDA Company Value / Price /
Ticker Company 5/18/06 Week High Capitalization Debt Value Revenue EBIT EBITDA
EPS
(1)
Margin Revenue EBIT EBITDA 2006P EPS
ARTL Aristotle Corp. 7.48 $       85.5% 129.1 $               89.0 $             218.1 $           193.2 $           29.6 $             31.4 $             NA 16.3% 1.1x 7.4x 6.9x NA
SGDE Sportsman's Guide Inc. 30.40        99.0% 222.8                   (8.1)                  214.6              292.2              17.9                19.3                NA 6.6% 0.7x 12.0x 11.1x NA
Max 16.3% 1.1x 12.0x 11.1x NA
Mean 11.4% 0.9x 9.7x 9.0x NA
Median 11.4% 0.9x 9.7x 9.0x NA
Min 6.6% 0.7x 7.4x 6.9x NA
Wellington 7.85 $       83.1% 71.0 $                  (3.6) $               67.4 $             135.1 $           8.5 $                10.5 $             0.57 $             7.8% 0.5x 7.9x 6.4x 13.7x
Note: Sportsman's Guide's price reflects acquisition premium due to 5/5/2006 announcement that it will be acquired by Redcats USA
(1)
Per Reuters mean reported EPS estimates; Wellington's projected EPS based upon management and PJC estimates

Confidential
UPDATED PRELIMINARY VALUATION
Transaction Analysis
Source:  Public Filings
$ in Millions, except per share data
Educational Products / Services
Transaction Multiples
Announcement Company Target LTM Financial Performance Company Value /
Date Target Target Business Description Acquiror Acquiror Business Description Value Revenue EBIT EBITDA Revenue EBIT EBITDA
5/5/2006 Sportsman's Guide Inc. Catalog Retail Redcats USA, Inc. Internet Retail 256.7 $          292.2 $          17.9 $            19.3 $            0.9x 14.3x 13.3x
1/13/2006 PoshTots, LLC Internet Retail BabyUniverse, Inc. Internet Retail 14.9 6.3 0.4 0.4 2.4x NM NM
11/15/2005 Learning Care Group, Inc. Pvd childcare svcs A.B.C. Learning Centres Ltd. Pvd childcare svcs 164.2 220.7 5.9 10.3 0.7x 27.9x 16.0x
8/19/2005 Delta Education Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies 273.0 95.6 16.2 21.1 2.9x 16.8x 12.9x
6/27/2005 ChildrenFirst, Inc. Op backup childcare centers Bright Horizons Family Solutions Inc. Pvd workplace svcs 50.0 31.0 31.0 31.0 1.6x NM NM
6/22/2005 American Guidance Service, Inc. Pvd speech training products Pearson plc Publbooks, educ materials 270.0 - - - NA NA NA
6/15/2005 Rose Art Industries, Inc. Mnfr arts / crafts prod Mega Bloks Inc. Mnfr,mkt toys 335.3 285.0 43.4 50.0 1.2x 7.7x 6.7x
1/24/2005 AlphaSmart Inc. Dvlp educ software Renaissance Learning Inc. Dvlp software 54.7 33.7 3.2 3.7 1.6x 16.9x 14.7x
12/14/2004 Voyager Expanded Learning, Inc. Pvd educ services ProQuest Co. Publishing co 376.7 - - - NA NA NA
9/1/2004 The Guidance Channel Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies 18.8 20.0 20.0 20.0 0.9x NM NM
1/16/2004 McGraw Hill, Children's Publishing Unit Educ publishing co School Specialty Inc. Mnfr,whl school supplies 46.0 66.0 - (5.1) 0.7x NA NM
1/16/2004 Califone International, Inc. Mnfr audiovisual equip for educ School Specialty Inc. Mnfr,whl school supplies 26.0 16.0 - 3.7 1.6x NA 7.0x
9/9/2003 Lightspan Inc. Pvd educational software Plato Learning Inc. Pvd,dvlp edusoftware,svcs 27.0 36.3 (20.4) (12.6) 0.7x NM NM
5/30/2003 Select Agendas Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies 17.0 8.0 - 1.7 2.1x NA 10.0x
3/4/2003 ARAMARK Educational Resources Inc. Pvd educ svcs Knowledge Learning Corp. Pvd educ svcs 265.0 455.0 455.0 455.0 0.6x NM NM
1/20/2003 Riverdeep Interactive Learning Ltd. Dvlp Internet software Management Buyout Management 371.7 216.3 (14.0) 46.2 1.7x NM 8.0x
12/18/2002 bigchalk.com Inc Pvd educ via internet svcs ProQuest Co. Publishing co 32.3 28.2 (16.7) 4.7 1.1x NM 6.9x
11/7/2002 Houghton Mifflin Co. Publish books and software Bain Capital, Thomas H. Lee Private Equity Firms 1,660.0 1,194.6 81.9 268.6 1.4x 20.3x 6.2x
8/26/2002 Broderbund LLC Dvlp,whl educational software Riverdeep Interactive Learning Ltd. Dvlp Internet software 57.2 - - - NA NA NA
8/14/2002 ABC School Supply Pvd educational mat School Specialty Inc. Mnfr,whl school supplies 42.9 48.0 - 5.3 0.9x NA 8.1x
5/9/2002 NetSchools Corp. Pvd educational svcs Plato Learning Inc. Pvd,dvlp edusoftware,svcs 31.4 11.2 (14.8) (14.2) 2.8x NM NM
3/4/2002 Klutz, Inc. Publish educ materials Scholastic Corp. Publish educ materials 42.8 - - - NA NA NA
11/13/2001 Premier Agendas, Inc. Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies 156.5 91.3 11.5 17.2 1.7x 13.6x 9.1x
9/7/2001 Learning Co., Educational Unit Dvlp software Riverdeep Interactive Learning Ltd. Dvlp Internet software 59.5 - - - NA NA NA
7/9/2001 Argosy Education Group Inc Provide education services Education Management Corp. Pvd educ svcs 86.4 58.2 0.2 2.4 1.5x NM NM
6/1/2001 Houghton Mifflin Co Publish books and software Vivendi Universal SA Multi-media co 2,531.4 1,034.0 133.0 239.5 2.4x 19.0x 10.6x
1/31/2001 Wasatch Interactive Learning Corp. Dvlp educational software Plato Learning Inc. Pvd,dvlp edusoftware,svcs 14.5 2.2 (1.2) (0.7) 6.5x NM NM
11/14/2000 JL Hammett Co., K-12 Wholesale Division Whl school supplies School Specialty Inc. Mnfr,whl school supplies 82.5 102.0 - 7.1 0.8x NA 11.6x
6/30/2000 Global Video Inc. Dvlp educ videos School Specialty Inc. Mnfr,whl school supplies 32.0 23.0 - 4.6 1.4x NA 7.0x
6/26/2000 Tribune Education Co. Publish educational books McGraw-Hill Cos Inc. Publishing co 634.7 - - - NA NA NA
5/24/2000 Edutest Inc. Dvlp Internet software Lightspan Inc. Pvd educational software 13.4 - - - NA NA NA
4/13/2000 Grolier Inc. Publish encyclopedias,books Scholastic Inc. Publ educ materials 446.7 455.5 7.0 30.6 1.0x NM 14.6x
Max 6.5x 27.9x 16.0x
Mean 1.7x 17.1x 10.2x
Median 1.4x 16.9x 9.5x
Min 0.6x 7.7x 6.2x
SCHOOL
SPECIALTY-ACQUISITIONS:
Max 2.1x 13.6x 11.6x
Mean 1.3x 13.6x 9.2x
Median 1.3x 13.6x 9.1x
Min 0.7x 13.6x 7.0x

Confidential
UPDATED PRELIMINARY VALUATION
Acquisition Transactions & Premiums
Transaction Premiums
Announcement 1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description Prior Prior Prior
4/24/2006
Marsh Supermarkets Inc Own supermarkets, drug stores Sun Capital Partners Inc Private equity firm 11.2% 8.8% 8.0%
2/21/2006 Thomas Nelson Inc Printing, Publishing, and Allied Services Intermedia Partners VII LP Private equity firm 21.1% 23.0% 10.1%
1/6/2006 Water Pik Technologies Inc Soaps, Cosmetics, and Personal-Care Products Coast Acquisition Corp Special purpose finance co 29.9% 29.3% 30.6%
11/11/2005 Enterasys Networks Inc Electronic and Electrical Equipment Investor Group Investor group 35.5% 28.4% 29.9%
10/12/2005 Central Coast Bancorp,CA Commercial Banks, Bank Holding Companies Rabobank Investment bank 23.6% 23.2% 18.0%
10/11/2005 Neoforma Inc Business Services Global HealthCare Exchange LLC Pvd ecommerce svcs 43.7% 31.6% 27.6%
8/18/2005 Brooktrout Inc Communications Equipment EAS Group Inc Investment holding company 38.1% 39.3% 16.2%
8/9/2005 Register.com Inc Business Services Vector Capital Corp Private equity firm 7.6% 9.2% 24.0%
8/3/2005 Chart Industries Inc Measuring, Medical, Photo Equipment; Clocks First Reserve Corp Private equity firm 10.5% 14.3% 19.5%
6/9/2005 Register.com Inc Business Services RCM Acquisition Co LLC Investment company 10.1% 6.3% 25.0%
5/10/2005 Blair Corp Miscellaneous Retail Trade Loeb Partners Corp Investment company 3.5% 7.4% 9.6%
4/28/2005 Worldwide Rest Concepts Inc Retail Trade-Eating and Drinking Places Pac Eq Partners Pty Ltd Private equity firm 41.4% 39.2% 37.3%
4/18/2005 Manchester Technologies Inc Computer and Office Equipment Caxton-Iseman Capital Inc Private equity firm 35.9% 17.4% 17.0%
4/12/2005 Noland Co Wholesale Trade-Durable Goods Primus Inc Whl industrial supplies 52.3% 60.4% 49.0%
3/1/2005 Blue Martini Software Inc Prepackaged Software Multi-Channel Holdings Inc Whl,ret software;holding co 63.3% 80.2% 55.6%
2/15/2005 Tickets.com Inc Business Services MLB Advanced Media LP Multi-media company 32.5% 29.4% 46.7%
1/27/2005 MAPICS Inc Prepackaged Software Infor Global Solutions Dvlp entrp software 9.7% 14.3% 24.0%
1/7/2005 Polaroid Holding Co Measuring, Medical, Photo Equipment; Clocks Petters Group Worldwide Pvd ecommerce retail svcs 13.4% 14.4% 16.7%
10/4/2004 MSC Software Corp Prepackaged Software ValueAct Capital Partners LP Investment company 12.6% 16.1% 19.8%
5/28/2004
CompuCom SystemsInc(Safeguard) Wholesale Trade-Durable Goods Platinum Equity LLC Leverage buyout firm -5.0% 0.4% -5.0%
4/23/2004 Loehmanns Holdings Inc Retail Trade-General Merchandise and Apparel Crescent Capital Invest Inc Investment company 5.8% 9.7% 14.1%
3/17/2004 Golden State Vintners Inc Food and Kindred Products Wine Group LLC Produces beverages 22.0% 22.2% 79.4%
1/30/2004 WorkFlow Management Inc Printing, Publishing, and Allied Services Investor Group Investor group 9.0% 7.1% -4.8%
12/31/2003 Gundle/SLT Environmental Inc Rubber and Miscellaneous Plastic Products GEO Holdings Corp Investment holding company -13.0% -10.1% -4.2%
12/23/2003 Duane Reade Inc Miscellaneous Retail Trade Rex Corner Holdings LLC Investment holding company 8.4% 24.7% 22.7%
11/20/2003 Plains Resources Inc Oil and Gas; Petroleum Refining Investor Group Investor group 30.7% 30.2% 31.5%
11/14/2003 Sylvan Inc Agriculture, Forestry, and Fishing Snyder Associated Cos Inc Oil and gas exploration,prodn 21.9% 22.0% 23.2%
11/10/2003
Cotton States Life Insurance Insurance COUNTRY Insurance & Financial Stock insurance company 100.5% 98.3% 104.6%
10/31/2003 Media Arts Group Inc Printing, Publishing, and Allied Services Investor Group Investor group 68.8% 80.2% 77.8%
10/24/2003 Information Resources Inc Computer and Office Equipment Open Ratings Inc Dvlp supply mgmt software -19.5% -17.4% -18.8%
10/7/2003 Concerto Software Inc Prepackaged Software Golden Gate Capital Pvd eq svcs 28.9% 37.3% 25.8%
9/30/2003 Garden Fresh Restaurant Corp Retail Trade-Eating and Drinking Places Investor Group Investor group 48.9% 54.8% 64.3%
9/22/2003 United States Exploration Inc Oil and Gas; Petroleum Refining DGL Acquisition Corp Investment holding company 0.7% -1.1% -1.1%
7/13/2003 Edison Schools Inc Educational Services Investor Group Investor group 38.6% 64.5% 74.3%
6/29/2003 Information Resources Inc Computer and Office Equipment Investor Group Investor group 10.7% -2.4% -2.7%
6/25/2003 United Park City Mines Co Real Estate; Mortgage Bankers and Brokers Capital Growth Partners LLC Investment firm 3.4% 4.7% 5.5%
5/30/2003 Cysive Inc Business Services Snowbird Holdings Inc Invest hldg co 0.9% 0.9% 11.4%
5/16/2003 Superior Finl Corp,AR Savings and Loans, Mutual Savings Banks Arvest Bank Group Inc,AR Commercial bank holding co 24.5% 22.7% 29.2%
5/13/2003
Packaged Ice Inc Food and Kindred Products Investor Group Investor group 61.6% 62.3% 96.7%
5/12/2003 Dwyer Group Inc Investment & Commodity Firms,Dealers,Exchanges Investor Group Investor group 58.8% 57.0% 45.5%
4/29/2003 Thousand Trails Inc Hotels and Casinos Kohlberg & Co LP Private equity firm 55.1% 55.9% 49.8%
4/22/2003 Varsity Brands Inc Miscellaneous Manufacturing Investor Group Investor group 39.8% 39.5% 42.2%
4/16/2003 Lillian Vernon Corp Miscellaneous Retail Trade Investor Group Investor group 72.6% 74.7% 72.2%
4/4/2003 Sports Club Co Inc Amusement and Recreation Services Investor Group Investor group 25.0% 24.5% 31.6%
3/13/2003 Colorado MEDtech Inc Measuring, Medical, Photo Equipment; Clocks CIVCO Holding Inc Mnfr med instruments 67.3% 75.9% 72.1%
2/18/2003 Insignia Financial Group Inc Real Estate; Mortgage Bankers and Brokers CB Richard Ellis Inc Real estate agency 33.3% 35.4% 42.8%
1/22/2003
Resonate Inc Prepackaged Software GTG Acquisition Corp Investment company 7.2% 6.0% 10.2%
12/24/2002 Aegis Realty Inc Investment & Commodity Firms,Dealers,Exchanges Phillips Edison & Co Own,op shopping centers 7.7% 6.9% 7.7%
11/12/2002 Hunt Corp Computer and Office Equipment Berwind Co LLC Invest co 32.3% 31.2% 37.4%
11/11/2002 CoorsTek Inc Electronic and Electrical Equipment Investor Group Investor group 62.5% 60.4% 86.4%
11/4/2002 Ebenx Inc Business Services SHPS Inc Pvd outsourced care mgmt svcs 146.2% 193.9% 190.4%
10/1/2002 BWAY Corp Metal and Metal Products Kelso & Co Private equity firm 43.9% 44.9% 38.9%
Source: SDC; Data from 1/1/2000 – 5/18/2006
Criteria includes domestic all going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private'
meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company

Confidential
UPDATED PRELIMINARY VALUATION
Acquisition Transactions & Premiums (cont’d)
Source: SDC; Data from 1/1/2000 – 5/18/2006
Criteria includes domestic all going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private' meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement 1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror AcquirorBusiness Description Prior Prior Prior
8/7/2002 Exco Resources Inc Oil and Gas; Petroleum Refining Douglas H Miller Individual 20.8% 22.9% 22.0%
8/1/2002 Omega Worldwide Inc Investment & Commodity Firms,Dealers,Exchanges Four Seasons Health Care Ltd Pvdnursing svcs 50.9% 62.0% 66.1%
7/26/2002 International Specialty Prods Chemicals and Allied Products Samuel J Heyman Individual 4.3% 1.7% 33.8%
6/12/2002 Vestcom International Inc Business Services Cornerstone Equity Investors Private equity fund 50.6% 64.5% 78.6%
5/21/2002 Morton's Restaurant Group Inc Retail Trade-Eating and Drinking Places Castle Harlan Inc Investment company 11.6% 9.7% 31.0%
5/16/2002 Liberty Bancorp,Avenel,NJ Commercial Banks, Bank Holding Companies New Southern Bank,Macon,GA Coml bk 45.3% 45.2% 48.3%
4/25/2002 Maynard Oil Co Oil and Gas; Petroleum Refining Plantation Petroleum Holdings Oil and gas holding co -10.3% -7.6% -12.8%
3/17/2002 Associated Materials Inc Rubber and Miscellaneous Plastic Products Harvest/AMI Holdings Inc Investment company -1.2% -1.2% 28.5%
2/20/2002 Sevenson Environmental Svcs Sanitary Services SCC Contracting Inc Pvdgeneral contracting svcs 26.0% 26.0% 26.0%
2/14/2002 dick clarkproductions inc Motion Picture Production and Distribution Investor Group Investor group 32.7% 49.5% 49.5%
2/13/2002 Deltek Systems Inc Business Services Investor Group Investor group 18.4% 28.6% 41.9%
2/1/2002 Pitt-Des Moines Inc Metal and Metal Products IronbridgeAcquisition Corp Investment holding company 7.3% 8.5% 10.5%
1/29/2002 Suburban Lodges of America Inc Hotels and Casinos InTownSuites Management Own,ophotels 13.0% 17.0% 32.0%
1/28/2002 Jenny Craig Inc Personal Services Investor Group Investor group 68.3% 86.0% 72.1%
1/25/2002 Shoney's Inc Retail Trade-Eating and Drinking Places Lone Star Fund Private equity firm -7.7% 16.1% 28.6%
1/11/2002 Pulaski Bancorp Inc,NJ Commercial Banks, Bank Holding Companies Kearny Financial Corp,Kearny Bank 33.7% 31.3% 68.7%
12/7/2001 Landmark Systems Corp Prepackaged Software ASG Dvlp computer software 82.7% 98.7% 84.1%
10/1/2001 NCH Corp Soaps, Cosmetics, and Personal-Care Products Investor Group Investor group 34.0% 33.6% 18.8%
9/10/2001 American Coin Merchandising Amusement and Recreation Services Investor Group Investor group 42.6% 45.6% 39.3%
6/18/2001 Purina Mills Inc Food and Kindred Products Land O'Lakes Inc Produce butter,milk,cheese 19.2% 18.0% 26.4%
5/30/2001 Bacou USA Inc Measuring, Medical, Photo Equipment; Clocks BacouSA Mnfr security equipment 21.8% 17.3% 11.3%
3/13/2001 Roy F Weston Inc Business Services Investor Group Investor group 7.1% 14.7% 13.1%
2/15/2001 VICORP Restaurants Inc Retail Trade-Eating and Drinking Places Investor Group Investor group 35.9% 34.6% 50.9%
1/24/2001 NextHealth Inc Health Services Investor Group Investor group 31.6% 33.8% 68.3%
12/16/2000 Crown Central Petroleum Corp Oil and Gas; Petroleum Refining Rosemore Inc Investment holding company 33.3% 25.4% 23.5%
12/14/2000 NPC International Inc Retail Trade-Eating and Drinking Places O Gene Bicknell Individual 11.3% 6.8% 32.0%
12/11/2000 PBOC Holdings Inc Savings and Loans, Mutual Savings Banks FBOP Corp,Oak Park,Illinois Commercial bank;holding co 8.8% 8.1% 41.6%
11/16/2000
Il Fornaio America Corp Retail Trade-Eating and Drinking Places BruckmannRosser Sherrill & Co Venture capital firm 28.9% 23.9% 44.4%
10/25/2000
Meridian Insurance Group Inc Insurance State Auto Mutual Insurance Co Fire,marine,casualty ins co 64.4% 65.5% 105.1%
10/17/2000 Sunrise Medical Inc Measuring, Medical, Photo Equipment; Clocks Investor Group Investor group 55.3% 64.9% 63.3%
10/4/2000 Home-Stake Oil & Gas Co Oil and Gas; Petroleum Refining Cortez Oil & Gas Inc Oil and gas exploration,prodn 2.3% 2.3% -9.3%
9/21/2000 Sunburst Hospitality Corp Hotels and Casinos Investor Group Investor group 32.6% 25.5% 24.2%
9/19/2000 US Franchise Systems Inc Hotels and Casinos PritzkerGroup Investment company 14.3% 14.3% 15.9%
9/11/2000 Mikasa Inc Stone, Clay, Glass, and Concrete Products JG Durand Industries SA Mnfr glass,crystal 69.2% 68.1% 72.0%
8/11/2000 Republic Group Inc Stone, Clay, Glass, and Concrete Products Premier Construction Products Investment company 16.9% 53.5% 58.3%
8/4/2000 EndoSonics Corp Measuring, Medical, Photo Equipment; Clocks Jomed NV Whl medical,dental,hosp equip 57.1% 72.6% 72.6%
6/16/2000 Pacific Gateway Properties Real Estate; Mortgage Bankers and Brokers Mission Orchard Statutory Statutory trust 19.5% 19.5% 18.8%
5/26/2000 Acme Electric Corp Electronic and Electrical Equipment Key Components LLC Mnfr,whl locks,lock systems 21.0% 22.0% 24.1%
5/25/2000 Protocol Systems Inc Measuring, Medical, Photo Equipment; Clocks Welch Allyn Inc Mnfr med equip 21.9% 25.5% 29.3%
5/10/2000 WMF Group Ltd Real Estate; Mortgage Bankers and Brokers Prudential Mortgage Capital Pvd mortgage banking svcs 48.3% 42.4% 69.5%
4/24/2000
Cherry Corp Electronic and Electrical Equipment Investor Group Investor group 103.1% 109.1% 70.3%
3/31/2000
Veterinary Centers of America Agriculture, Forestry, and Fishing Investor Group Investor group 12.2% 9.6% 36.4%
3/31/2000 Pulaski Furniture Corp Wood Products, Furniture, and Fixtures Investor Group Investor group 2.9% 31.4% 54.8%
3/23/2000 US Can Corp Metal and Metal Products Investor Group Investor group 0.9% 31.2% 53.9%
3/6/2000 Data Transmission Network Corp Business Services VeronisSuhler & Asoc Commun Investment firm 16.0% 16.6% 52.6%
2/25/2000 Centennial HealthCare Corp Health Services Investor Group Investor group 87.2% 85.3% 83.3%
2/25/2000 Spanlink Communications Inc Communications Equipment Spanlink Acquisition Group Investment company -2.3% 6.3% 47.4%
2/10/2000 TCBY Enterprises Inc Food and Kindred Products Capricorn Investors LP Investment company 68.4% 57.4% 60.0%
1/31/2000 Jason Inc Electronic and Electrical Equipment Investor Group Investor group 57.9% 48.8% 73.9%
1/23/2000 Echelon International Corp Real Estate; Mortgage Bankers and Brokers EIN Acquisition Corp Investment firm 23.6% 41.7% 34.3%
1/18/2000 Dayton Superior Corp Metal and Metal Products Stone Acquisition Corp Investment co 48.0% 54.3% 68.8%
Max 146.2% 193.9% 190.4%
Mean 30.6% 34.0% 39.7%
Median 25.0% 26.0% 32.0%
Min -19.5% -17.4% -18.8%

Confidential
UPDATED PRELIMINARY VALUATION
Summary of Adjustments
Source:  Management
Fiscal Year Ended December 31 2001 2002 2003 2004 2005 Q1'06
Accounting - $                      - $                      - $                      - $                      1,271,596 $      959,294 $
Consulting -                         -                         -                         -                         203,896            120,000
Legal -                         -                         -                         1,000,000         608,010            48,834
Merger Related 2,517,000         879,000            -                         -                         -                         -
NASDAQ -                         -                         -                         -                         5,000                4,000
Other -                         -                         -                         -                         69,157              27,500
Total 2,517,000 $      879,000 $         - $                      1,000,000 $      2,157,658 $      1,159,628 $

Confidential
UPDATED PRELIMINARY VALUATION
Summary of Public Company Expenses
Source:  Management
Fiscal Year Ended December 31 2001 2002 2003 2004 2005 Q1'05 Q1'06
Accounting (KPMG) 148,457 $         180,000 $         253,996 $         309,196 $         414,192 $         101,125 $         228,575 $
D&O Insurance 253,447            116,493            96,444              118,571            93,440              16,722              26,675
Director Costs 41,000              110,996            94,501              91,046              155,852            32,625              32,625
Filing Fees / Annual Report & Proxy 37,037              35,000              30,970              24,500              68,653              13,626              14,196
Investor Relations 23,985              95,858              69,877              72,138              193,500            44,000              49,375
SEC Legal Fees 176,462            33,431              67,000              115,000            120,034            100,270            130,082
SOX 404 Compliance -                         -                         -                         -                         296,365            -                         51,318
Total Public Company Costs 680,387 $         571,779 $         612,788 $         730,452 $         1,342,035 $      308,368 $         532,846 $

Confidential Appendix A Sale Considerations

Confidential
SALE CONSIDERATIONS
Overview
• Most likely maximizes shareholder value in the
near-term
• Immediate liquidity for shareholders
• Eliminates issues associated with being an orphaned
public company
• May be structured to preserve upside and tax
deferral
• Wellington’s Board of Directors determines process,
criteria and potential partners
• Wellington represents an extremely attractive
platform / add-on acquisition for numerous potential
strategic and financial buyers
• May eliminate opportunity for shareholders to
benefit from growth in the early childhood sector
• Loss of autonomy
• Upside for shareholders may be eliminated
(depending on price and acquisition currency)
• Fate of management and employees unknown
• Integration issues
Advantages Disadvantages

Confidential
• Likely maximize near-term shareholder value
–
Fiduciary “outs” help ensure highest price
• Board determines process and criteria
• May be structured to preserve upside for existing
shareholders
• Possible synergies, exchange of skills
• Eliminates public market scrutiny and costs
• Upside for existing shareholders may be
diluted/eliminated
• Fate of senior management and employees unknown
• May face integration issues
• May have to accept buyer’s currency
• Industry conditions/financial health of most likely
acquirers will dictate success
–
Usually outside of Company’s control
• Confidentiality / competitive dynamics
SALE CONSIDERATIONS
Description: Sale of Controlling Equity Interest to Strategic Buyer
Advantages
Disadvantages

Confidential
• May maximize near-term shareholder value
–
Fiduciary “outs” help ensure highest price
• Board determines process and criteria
• Financial buyers are typically sophisticated investors
committed to growing the business
–
Additional capital availability
• Attractive buyout candidate given strong revenue
growth and free cash flow
• Eliminates public market scrutiny and public
company costs
• May present opportunity for management to
implement business plan
• Limited organizational change
• Full liquidity event
• Upside for existing shareholders may be eliminated
–
Expectation that management will roll over stake
• Leverage may inhibit some future initiatives
–
May put constraints on growth
• Capital markets driven
–
Specifically, availability of senior and subordinated
debt
Company performance and size critical
factors
• Attractiveness also driven by perceived timing and
success of sponsor’s exit
• Fate of certain management and employees unknown
• Greater scrutiny on process
–
Possibly extensive 13E3 disclosures
• May pay lower multiples than strategic buyers given
leverage constraint
SALE CONSIDERATIONS
Description: Sale of Controlling Equity Interest to a Financial Buyer
Advantages Disadvantages

Confidential
SALE CONSIDERATIONS
Recent Trading Ranges
Last Two Years
Last Six Months
Source: Capital IQ; Data as of 5/18/06; Merger on 5/1/01; Reflects 5/18/06 price of $7.85.
Last Twelve Months
Since Merger
Average Price:
$6.05
Average Price:
$7.46
Average Price:
$4.31
Average Price:
$7.21
1%
15%
9%
1%
8%
4%
7%
5%
7%
9%
10%
5%
8%
4%
5%
3%
0%
0%
2%
4%
6%
8%
10%
12%
14%
16%
$0.51
-
$1.00
$1.01
-
$1.50
$1.51
-
$2.00
$2.01
-
$2.50
$2.51
-
$3.00
$3.01
-
$3.50
$3.51
-
$4.00
$4.01
-
$4.50
$4.51
-
$5.00
$5.01
-
$5.50
$5.51
-
$6.00
$6.01
-
$6.50
$6.51
-
$7.00
$7.01
-
$7.50
$7.51
-
$7.85
$7.86
-
$8.50
$8.51
-
$9.00
10%
11%
8%
10%
12%
3%
19%
9%
12%
7%
1%
0%
5%
10%
15%
20%
25%
$3.51 -
$4.00
$4.01 -
$4.50
$4.51 -
$5.00
$5.01 -
$5.50
$5.51 -
$6.00
$6.01 -
$6.50
$6.51 -
$7.00
$7.01 -
$7.50
$7.51 -
$7.85
$7.86 -
$8.50
$8.51 -
$9.00
27%
29%
19%
22%
2%
0%
5%
10%
15%
20%
25%
30%
35%
$6.51 - $7.00 $7.01 - $7.50 $7.51 - $7.85 $7.86 - $8.50 $8.51 - $9.00
2%
5%
38%
17%
23%
13%
1%
0%
5%
10%
15%
20%
25%
30%
35%
40%
$5.51 - $6.00 $6.01 - $6.50 $6.51 - $7.00 $7.01 - $7.50 $7.51 - $7.85 $7.86 - $8.50 $8.51 - $9.00

Confidential
SALE CONSIDERATIONS
Summary
• A sale of Wellington is likely to maximize near term shareholder value and provide the desired level of shareholder liquidity
–
Potential to extract the value not currently recognized by the public market
–
Eliminates public company expenses
–
Healthy M&A market
–
Potential synergies for strategic buyers
• Interested parties would include both strategic and financial buyers
–
A number of financially capable and highly interested strategic parties
–
Financial sponsor interest should be strong given readily available equity and debt financing and significant interest in the catalog and education sector
• Key to maximizing shareholder value in a sale process will be to orchestrate a highly competitive and disciplined sale process
–
Very high probability of success given limited number of sizable platforms in the early childhood space
–
Several strategic buyers could pay a significant premium without diluting EPS
–
An LBO could support a significant premium given strong cash flows and current valuation